SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8K-A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               May 22, 2001



                         CCBT FINANCIAL COMPANIES, INC.
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             (Exact name of Registrant as specified in its charter)



        Massachusetts                  000-25381               04-3437708
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(State of other jurisdiction     (Commission File No.)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)

           495 Station Avenue, South Yarmouth, Massachusetts    02664
         ---------------------------------------------------------------
                   (Address of principal executive office)    (Zip Code)


            (Registrant's telephone #, incl. area code) 508-394-1300




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          (Former name or former address, if changed since last report)



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CCBT Financial Companies, Inc. - Form 8K-A                              6/4/2001
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Item 4. -  Changes in Registrant's Certifying Accountant:

         On May 22, 2001, we filed a Current Report on Form 8-K stating that we had dismissed the accounting firm of Grant Thornton LLP and hired the firm of Wolf & Company, P.C.

         A letter from Grant Thornton LLP indicating that it agrees with the statements made by us in the Form 8-K concerning its dismissal is being filed as
Exhibit 16 to this Form 8K-A.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CCBT FINANCIAL COMPANIES, INC.
                             Name of Registrant


Date:   June 4, 2001     /s/  NOAL D. REID, Chief Financial Officer & Treasurer
        ------------     -------------------------------------------------------
                         Noal D. Reid, Chief Financial Officer & Treasurer


Date:   June 4, 2001     /s/  EILEEN MOSHER, Vice President & Controller
        ------------     -------------------------------------------------
                         Eileen Mosher, Vice President and Controller






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CCBT Financial Companies, Inc.                                          6/4/2001
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               Exhibit Index

               Exhibit
               16            Letter Regarding Changes in Certifying Accountant